Exhibit 10.11

Base Contract for Sale and Purchase of Natural Gas

This Base Contract is entered into as of the following date: November 1, 2007. The parties to this Base Contract are the following:

Ultra Resources, Inc.	and	NICOR ENERCHANGE, LLC
363 N. Sam Houston Pkwy, E., Suite 1200, Houston, TX 77060		3333 WARRENVILLE RD, SUITE 630, LISLE, IL 60532
Duns Number: 07-110-9974		Duns Number: 05-370-8124
Contract Number:		Contract Number:
U.S. Federal Tax ID Number: 83-0320643		U.S. Federal Tax ID Number: 76-0481753
Notices:
363 N. Sam Houston Pkwy, E., Suite 1200, Houston, TX 77060		Nicor Enerchange, LLC
Attn: Gas Marketing		Attn: Contract Administration
Phone: 281.876.0120 Fax: 281.876.2831		Phone: 630-245-7833 Fax: 630-245-7839
Confirmations:
Same as Above		Nicor Enerchange, LLC
Attn		Attn: Accounting Dept.
Phone Fax:		Phone: 630-245-7843 Fax: 630-245-7839
Invoices and Payments:
Same as Above		Nicor Enerchange, LLC
Attn:		Attn: Accounting Dept.
3333 Warrenville Rd. Suite 630, Lisle, IL 60532
Phone: Fax:		Phone: 630-245-7843 Fax: 630-245-7839
Wire Transfer or ACH Numbers (if applicable):
BANK:		BANK:
ABA:		ABA:
ACCT:		ACCT:
Other Details:		Other Details:

This Base Contract incorporates by reference for all purposes the General Terms and Conditions for Sale and Purchase of Natural Gas published by the North American Energy Standards Board. The parties hereby agree to the following provisions offered in said General Terms and Conditions. In the event the parties fail to check a box, the specified default provision shall apply. Select only one box from each section:

Section 1.2	X	Oral (default)	Section 7.2	X	25th Day of Month following
Transaction	☐	Written	Payment Date		Month of delivery (default)
Procedure				☐	Day of Month following Month of delivery
Section 2.5	X	2 Business Days after receipt (default)	Section 7.2	X	Wire transfer (default)
Confirm	☐	Business Days after receipt	Method of	X	Automated Clearinghouse Credit (ACH)
Deadline			Payment	☐	Check
Section 2.6	☐	Seller (default)	Section 7.7	X	Netting applies (default)
Confirming	☐	Buyer	Netting	☐	Netting does not apply
Party	X	Nicor Enerchange
Section 3.2	☐	Cover Standard (default)	Section 10.3.1	X	Early Termination Damages Apply (default)
Performance	X	Spot Price Standard	Early Termination	☐	Early Termination Damages Do Not Apply
Obligation			Damages
			Section 10.3.2	X	Other Agreement Setoffs Apply (default)
Note: The following Spot Price Publication applies to both of the immediately preceding.			Other Agreement Setoffs	☐	Other Agreement Setoffs Do Not Apply
Section 2.26	X	Gas Daily Midpoint (default)	Section 14.5
Spot Price Publication	☐		Choice Of Law		ILLINOIS
Section 6	X	Buyer Pays At and After Delivery	Section 14.10	X	Confidentiality applies (default)
Taxes		Point (default)	Confidentiality	☐	Confidentiality does not apply
	☐	Seller Pays Before and At Delivery Point
X Special Provisions Number of sheets attached: 3
☐Addendum(s):

IN WITNESS WHEREOF, the parties hereto have executed this Base Contract in duplicate.

ULTRA RESOURCES, INC	NICOR ENERCHANGE, LLC

Party Name	Party Name

By -s- Stuart E. Nance	By -s- Steve Cittadine
Name: Stuart E. Nance	Name: Steve Cittadine
Title: Vice President	Title: President

Copyright © 2002 North American Energy Standards Board, Inc.	NAESB Standard 6.3.1

All Rights Reserved	April 19, 2002